BLUECALYPSO®

INVESTOR PRESENTATION



WORD-OF-MOUTH • MOBILE • SOCIAL • LOYALTY REWARDS

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Safe Harbor Statement

The statements made herein for fiscal 2012 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from our operations or other sources to fund our working capital needs, maintain existing relationships with our lender, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel both in our existing markets and in new territories in an extremely competitive environment, and potential obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

Key Trends in Mobile and Social


"Social Ads shared amongst friends are most effective. 68% of people are more likely to remember the ad, 2x more likely to remember the ads message, 4x more likely to purchase."
~ Nielsen BrandLift Study 2010
Mobile Represents 8% of U.S. eCommerce and Keeps Growing.
~ StatCounter Global Stats
Average FB user shares 475 pieces of content/year.
~ The SocialSkinny.com
The most active companies in social media, characterized as "social media mavens", grew revenues an average of 18% over the previous 12 months.
The least engaged companies saw an average revenue decline of 6% during the same period.
~ The Altimeter Group
Consumers Trust 89% of products/services reviews from friend/family/colleagues.
~ Lightspeed Research

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Marketers' Challenges


We have Facebook, Twitter, Linkedin pages
How can we encourage our "advocates", including our employees, to tell our story (Word-of-Mouth Influence)?
How can we leverage the growing mobile technology movement for branding and demand generation?
How do we grow and better connect/ engage with our social media community and customers at large?
How can we produce an auditable ROI on our marketing and advertising spend?

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®

Business Overview


ENDORSE
SHARE
EARN
CALYP

CALYP is available in the iTunes App Store, Android Market and online at www.CALYP.com

People love to share ideas and discoveries with their friends…that is why social media, especially social media over a mobile device, is growing so fast. And consumers put a high degree of trust in reviews of products and services shared by their friends[1]. However, consumers, especially those between the age of 13 to 35, have an overwhelming desire be rewarded for sharing everything that they are passionate about[2].

We believe that Blue Calypso is well positioned to be the leader in the next, and potentially bigger phase of social media by working with brands and their advocates to create incentives for this valuable word-of-mouth influence. Our patented platform allows companies to to drive sales and ROI by incentivizing fans of brands to share their passion and affinity with their friends, earning rewards (loyalty points, cash, discounts).

Utilizing the Blue Calypso platform, brands are seeing as much as a 3X improvement in key metrics like Click-Thru-Rate (CTR) and Click-to-Purchase (CTP) over other digital marketing media. <u>In a digital advertising market that is expected to grow to over $49 Billion by 2013</u>, this is a significant improvement that we believe should drive a shift of advertising budgets to the Blue Calypso system.

1 Lightspeed Research, 2012.
2 Fast Company, May 2012.

Blue Calypso Positioning

Belief – Everyone's voice is important and valuable.

Vision – Blue Calypso creates platforms that turn brands' employees, fans and followers into vocal brand endorsers.

Mission – To become the worlds largest Word-of-Mouth digital platform that rewards consumers for their views.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®

Investment Highlights

Large, Fast Growing Market

- Digital advertising spend in the US is expected to grow to $41 Billion this year and $49 Billion in 2013, with an 18% CAGR.
- Consumers are increasingly expecting to be incentivized for their sharing of social content and endorsements of brands and products on line.
- Nearly 10% of all e-commerce is now transacted via mobile devices (comScore).
- Recommendations by friends are more valued than traditional advertising by a 70% to 30% margin.

Start-Up with over 1500 Campaigns Executed to Date

- Proven ability to drive higher ROI for brands by incentivizing word-of-mouth endorsement.
- We have worked closely with brand direct and affiliate partners to validate our business model.

Experienced, Proven Management Team

- Newly appointed successful senior corporate officer and "Intrapreneur" Bill Ogle. 20+ years of public company experience in marketing and technology companies.
- Founded by technology entrepreneur Andrew Levi (currently CTO and director)
- Newly appointed board of directors and advisory board with extensive public and private company experience in technology, marketing and business development.

Significant Intellectual Property Portfolio

- 2 "System & Method" patents issued with 2 additional patents pending.
- IP law firm Fish & Richardson taking on our litigation/licensing portfolio to protect our IP rights and enforce our patent portfolio.

Potential Game Changing Platform

1. Billions of dollars of digital advertising being spent, combined with years of building social networks and databases, still leaves marketing executives trying to defend their investment decisions to Boards and CAPEX committees. They need better metrics and ROI data to prove out their decisions.

2. We believe that Blue Calypso's technology allows brands to leverage social networks, track the spread of their messages and offers, track key hit rates and determine highest potential customers at the lowest investment levels. Social and mobile are in early stages of commercial adoption. As such, we believe that Blue Calypso' s platform and technology are well positioned to be a leader in this high growth market segment.

3. Our issued and pending mobile advertising patents are some of the very few that have been issued by the USPTO. We expect our category-defining patents to provide significant licensing income in addition to advertising revenue from our social media word-of-mouth campaigns.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

The Market is HUGE and Growing!

Figure 1 Forecast: US Interactive Marketing Spend, 2011 To 2016


Interactive marketing spend
(US$ millions)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Social media
Email marketing
Mobile marketing
Display advertising
Search marketing

	2011	2012	2013	2014	2015	2016	CAGR
Social media	$1,590	$2,119	$2,760	$3,453	$4,217	$4,995	26%
Email marketing	$1,510	$1,694	$1,875	$2,066	$2,262	$2,468	10%
Mobile marketing	$1,652	$2,777	$4,238	$5,697	$7,057	$8,237	38%
Display advertising	$10,949	$12,860	$16,085	$19,783	$23,919	$27,600	20%
Search marketing	$18,756	$21,553	$24,613	$27,515	$30,433	$33,319	12%
Total	**$34,457**	**$41,003**	**$49,571**	**$58,514**	**$67,888**	**$76,619**	17%
Percent of all ad spend	19%	21%	25%	29%	32%	35%	

Source: Forrester Research Interactive Marketing Forecasts, 2011 To 2016 (US)

59379

Source: Forrester Research, Inc.

The Math, Physics and Psychology of Word-of-Mouth


Inflection Point
ADVOCATE OPPORTUNITY
Nominal incentive creates genuine word-of-mouth syndication
High incentive required disproportionate to sharing authenticity
Hate
$$$$
Love
$0
The Continuum of Brand Affinity*
Coerced
Ulterior Motive
Genuine
Authentic
"Like"

*Every brand's continuum will be different

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Business Model: 3 Primary Revenue Channels

Engage a Company's Advocates	Engage Blue Calypso's Community of Endorsers	Protect Our Intellectual Property
White Label	**Proprietary**	**Licensing**
Blue Calypso offers an enterprise license to brands that create a trackable promotional campaign that is "White Labeled" in the partner brand's look. The promotion will be "Powered by Blue Calypso". We will leverage the host brand's community of advocates to send them promotional offers which incentivize them to communicate new offers to their friends. Blue Calypso's technology will track the spread of the message across all social media channels, earning the endorser incentives and recurring revenue for us.	Blue Calypso's endorsers sign up to learn of new programs and offers that fit one of their interests which are determined upon joining. These endorsers have a current reach of over 5 million friends, which allows us to spread the word of brand's offerings quickly. We are growing this endorser base rapidly, making this a key channel for new users of a brand.	With a rich patent portfolio, Blue Calypso has viewed the current marketplace and believes that there are numerous companies that our violating our patent assets. Therefore, we have retained Fish and Richardson and Dickstein Shapiro to protect our intellectual property rights and enforce our patent portfolio.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®

Our Powerful Technology Drives Sales

We Enable Hyper-Relevance Through Circumstance Targeting

Create Ad Rules To Serve The Right Ad At the Right Time

Targeting + Relevant Creative = Increased Response Rates

GEOLOCATION
Serve content only in areas that are relevant to your business


-70°
+70°

TEMPERATURE
Deliver different creative based on temperature, such as under 70° deliver hot beverage content, over 70° deliver cold beverage content.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Strong Intellectual Property

- U.S. Patent 7,664,516 issued February 2010. One of very few issued mobile advertising Patents.
- U.S. Patent 8,155,679 issued April 2012 with further enhancements to parent Patent.
- Continuation In Part (CIP) filed in June 2010. Subscriber Testimonials Enhance Endorsement of Advertisements.
- Continuation In Part (CIP) filed in October 2010. Mobile Coupon/Offer Validation & Redemption.
- Trademarks – Blue Calypso®, Calyp®, When Friends Talk Friends Listen®, Power to the People®, Endorse • Share • Enjoy™ and Endorse • Share • Earn™


United States Patent
Levi et al.
Patent No.: US 7,664,516 B2
Date of Patent: Feb. 16, 2010

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Strong Intellectual Property

In 2004, the vision that sparked Blue Calypso was that mobile would change the way people communicated and would empower consumers with a digital voice which would have influence within their circle of friends.

We filed our provisional patent application in December of 2004 which was granted in February 2010. Our second patent was granted in April 2012, which builds on the parent patent claims as a "continuation-in-part" or CIP.

Our intellectual property covers the following sequence of events:

1. An advertiser defines demographic and/or interest elements of a target consumer in a platform;
2. A consumer becomes a subscriber of the same platform and provides their demographic and interest attributes;
3. The platform matches the advertiser's campaign with the subscriber, creating a mutually beneficial relationship;
4. The subscriber then chooses the advertiser campaign to share with their friends;
5. The subscriber is rewarded for their sharing performance.

Our pending patents cover geo-location enabled coupon redemption and enhancing endorsements with rich media such as a video or a picture of the person sharing with the brand.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Blue Calypso's Solution

We believe that Blue Calypso® helps brands improve their social media ROI, by empowering the brand's community of advocates to share its key promotional messages with their friends and rewarding them with the brand's currency for helping spread the word.

Blue Calypso offers private-label versions of our patented technology, so brands can:

- Launch an online and mobile campaign to its advocates;
- Track how its messages spread across all social media channels;
- Identify best-performing creative for optimization;
- Understand which advocates are responding most, and;
- Measure the total ROI they receive from the program.



WHEN FRIENDS TALK **FRIENDS LISTEN**®

Sales & Marketing Strategy

Blue Calypso markets to both brand advertisers and Endorsers separately in order to aggregate campaigns and content of interest, which is then delivered to a community of individuals who syndicate the content for interaction and consumption.

- Attracting brand advertisers to Blue Calypso is accomplished through traditional ad sales techniques. The Company targets regional, national and global brands through an employed and contract sales force of three with plans to significantly expand the sales team over the coming year.
- The Company is building strategic partnerships with agencies in order to gain access to brand portfolios.
- Endorser acquisition is accomplished virally as brands invite their employees, customers and fans to join the brand's program.
- The Company markets directly to campuses and other areas of target density through participation, events and street teams.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Operating Performance

During our development of the platform, Blue Calypso has launched over **1500 campaigns** primarily in the industries listed below. Many of the campaigns delivered have been affiliate campaigns which have allowed the Company to prove out the platform while building a vibrant Endorser community. On average BC campaigns experience **~290% Click-thru-Rate and ~8% Call-to-Action/Intent-to-Purchase**. The direct reach of our Endorser population is **~5M people** and growing rapidly.

- **Music & Entertainment**
- **Food & Beverage**
- **Fashion**
- **Political**
- **Health & Beauty**
- **Philanthropic/Charity**
- **Business Services**
- **Consumer Packaged Goods**

Some of Our Customers

WB Records
Jorge's Tex-Mex Café
Charlie the salon
Forty Five Ten
Maurizio's
Luxury on Lovers Advanced Skin and Body Care
ghostbar
Motorola
Kenichi
TopGolf
NRSC The National Republican Senatorial Committee
21 Day Body Makeover
Perry President
grubbie style
Live Nation
Al Biernat's
Austin Ranch
Picasso's Pizza • Pasta • Grill • Bar
HireBetter
Aura Lounge
Aztec Systems
PicZillas
Savor Dallas
Ben E. Keith Co. Beverage Distributors
The Partnership at Drugfree.org

WHEN FRIENDS TALK **FRIENDS LISTEN**®

New Leader



Bill Ogle recently joined us as Chairman and CEO. Prior to joining, Mr. Ogle served as Chief Marketing Officer at Motorola Mobility, an S&P 500 company which was recently acquired by Google. He has over 20 years of senior management experience with publicly traded companies in packaged goods and technology at some of the largest brands in the world. "I tested the Blue Calypso program while I was at Motorola, and was really impressed with the concept as well as the results."

In his role as Motorola Mobility's global CMO, Bill led all marketing, PR and branding efforts. He oversaw a team that developed new product positioning, communications strategies, in-store training and influencing, advertising, as well all digital and social media programs. While at Motorola Mobility, a $13 billion revenue company, Bill drove revenue, margin, share, and brand scores reached multi-year highs.

Mr. Ogle joined Motorola in 2009. Prior to that, he served as chief marketing officer (CMO) for Samsung Telecommunications America, where during his tenure sales doubled and profitability tripled. Earlier in his career, he was CMO at Pizza Hut and held brand management positions at Procter & Gamble and Sara Lee Corp.

He received his bachelor's degree in business administration from the University of Cincinnati. Mr. Ogle serves on the United States Ad Council Board of Directors, the CMO Council Board of Advisors and The Arts Community Alliance Board of Directors. He also is a Fellow of the Royal Society of the Arts.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®

Management Team



Bill Ogle – Chairman & CEO; Motorola Mobility – CMO; Samsung Telecommunications America – CMO; Pizza Hut – CMO; Proctor & Gamble; Sara Lee Corp.



David Polster - Chief Financial Officer; Director of Finance Dell Software and Peripherals; VP Finance ASAP Software; Intertech Resources; Berlin Packaging; CPA, CFM, CMA, MBA.



Bob Gehringer – VP Business Development (NYC); MobiTV, Inc.; NextMedium, Inc.; Time, Inc.; DoubleClick, Inc.; Blockbuster, Inc.; Young & Rubicam, Inc.



Andrew Levi – Founder, Director & Chief Technology Officer; Serial Entrepreneur; 20 years experience; Founder & CEO of Aztec Systems; Boardroom Software; Critical Devices.



Bradley Bauer – Co-Founder; Aztec Systems - Director of Innovation; Critical Devices – Co-Founder & VP R&D; Zane Publishing Interactive – Co-Founder & CTO.



Bob Roden – Vice President Sales; 18 years advertising sales and management experience; Clear Channel, Yahoo!, AOL

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Board of Directors



Bill Ogle – Chairman & CEO; Motorola Mobility – CMO; Samsung Telecommunications America – CMO; Pizza Hut – CMO; Proctor & Gamble; Sara Lee Corp.



Andrew Levi
Serial Entrepreneur Founder & CEO of Aztec Systems, Boardroom Software, Critical Devices, 6 US Patents



Charlie Thomas
SVP Sales Centro; Founder/President Step Ahead Strategies; Time, Inc.; Broadcast.com; Yahoo; SAS



Ian Wolfman
Principal/CMO Me Plus You Agency (formerly IMC2); Professor of Marketing SMU Cox School of Business; Numerous association and charity involvement

Advisory Board



Allan Steinmetz
Inward Strategic Consulting – CEO; Arthur D. Little – Senior Vice President and Corporate Director of Marketing; Andersen Consulting – Worldwide Director of Marketing and Communications



Ken Barnett
MARS Advertising – CEO; 35 years of broad experience in advertising, marketing and promotions



Arun Sinha
Yale University School of Management – Senior Faculty Fellow; Global Chief Marketing & Communications Officer – Zurich Financial Services; Pitney Bowes – CMO and President of Services & Solutions



Ted Rubin
Collective Bias – Chief Social Marketing Officer; Open Sky - Chief Social Marketing Officer; ELF Cosmetics - CMO; Frequent speaker at national social media and blogging events

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Recent News

June 6, 2012 -	Former Motorola Mobility CMO Bill Ogle to Join Blue Calypso, Inc. as Chairman and CEO
June 5, 2012 -	Blue Calypso, Inc. Appoints Charlie Thomas and Ian Wolfman to Board of Directors
Mar 7, 2012 -	Blue Calypso, Inc. Aligns with MutualMind, Inc. to Deliver Integrated Social Listening for Enhanced Brand Advocacy
Mar 5, 2012 -	Blue Calypso, Inc. Announces Record Growth in Campaign Shares and Impressions. Company Releases Calyp® Version 3.0
Feb 16, 2012 -	Blue Calypso Retains Fish & Richardson and Dickstein Shapiro, LLP to Protect and Enforce Intellectual Property Rights
Jan 3, 2012 -	Blue Calypso Partners with The Partnership at Drugfree.org to Deliver the Power of 'Social Fundraising'
Dec 14, 2011 -	National Republican Senatorial Committee Selects Calyp Political Platform to Drive Change in Washington
Dec 2, 2011 -	Presidential Candidate Gov. Rick Perry's Campaign Selects Blue Calypso's Calyp Political Platform To Power Social Advocacy
Dec 1, 2011 -	Motorola Mobility Selects Blue Calypso For Marketing Campaigns to Support Launch of New Mobile Devices
Nov 28, 2011 -	Blue Calypso, Inc. and Collective Bias Announce Word-of-Mouth Marketing Partnership
Nov 22, 2011 -	Blue Calypso Launches Political Endorsement Platform
Nov 3, 2011 -	Blue Calypso, Inc. Announces Advisory Board
Nov 2, 2011 -	Blue Calypso Featured in Inc. Magazine's November 2011 Issue
Oct 31, 2011 -	Blue Calypso, Inc. Announces Board of Directors

Notable Milestones

May 2010 –	The Company is granted US Patent 7,664,516
Apr 2011 –	The Company launches to the market at SXSW and pursues local/regional accounts to generate early traction and prove the model.
Nov 2011 –	The Company "pivots" the model to focus exclusively on National and Global Brands
Jan 2012 –	Target Fortune 1000 Brands react to demand generation campaign. Meetings quickly ensue.
Feb 2012 –	The Company hires Bob Gehringer as VP of Business Development located in NYC.
Feb 2012 –	The "Reach" of Company's Endorser community passes the 5 million mark.
Mar 2012 –	The Company released its 3rd Generation of its patented Calyp platform.
April 2012 –	The Company is granted US Patent 8,155,679
June 2012 –	Bill Ogle joins as Chairman and CEO
Current –	The Company is engaged with the top US advertising agencies including Publicis, Starcom/MediaVest, Ogilvy, Young & Rubicam, MARS, The Richards Group, IMC2, Digitas, Integer Group, Deutsch Agency, Vidal Partnership, Carat, and G2 among others.
Current –	The Company has presented to and/or proposed to significant F1000 brands such as Colgate/Palmolive, P&G, Kimberly Clarke, Kraft, Home Depot, Guthy-Renker, Cinemark, Chilis, Frito Lay, Dr. Pepper/Snapple, The Gap, Radio Shack, The Detroit Lions, 7-11, Dave & Busters, Club Corp, Best Buy, Travelocity and Samsung.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Corporate Snapshot

BCYP.OB – Public Status (9/1/2011)
Current Share Price $0.74 (June 15, 2012)
126,845,640 shares outstanding
Management + Board (Insiders) own 57%
Current 24,974,700 free float

ADDITIONAL INFORMATION

We are subject to the informational and reporting requirements of Sections 13(a), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file reports, proxy statements and other information with the SEC. The forgoing reports contain our historical financial statements, including our audited financial statements as of December 31, 2011, together with discussion regarding our financial condition and results of operation which are incorporated herein by reference. These filings are available to the public over the Internet at the Securities and Exchange Commission's website at http://www.sec.gov. You may also read and copy any document we file at the Securities and Exchange Commission's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms and their copy charges. In addition, through our website, http://www.bluecalypso.com, you can access electronic copies of documents we file with the Securities and Exchange Commission.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Blue Calypso in the News!

dallasnews.com
The Dallas Morning News

Gov. Rick Perry hopes to add some sizzle to his fizzling presidential campaign by using a Dallas startup's grass-roots social media marketing program to drum up support — and potentially drive donations.

Nine-month-old Blue Calypso uses a patented digital advertising platform to leverage relationships between friends who can spread the word through social media.

Blue Calypso will initially email hundreds of thousands of Perry campaign supporters, asking them to endorse Perry through a link to its Calyp political platform. Endorsers can invite others and send messages to friends and family through social networking sites and blogs, including links to donation systems.

Social media experts say such peer-to-peer programs are a way for politicians to reach younger voters on their turf and gain some control over what's being said about them on social media sites.

In 2008, Democratic presidential candidate Barack Obama broke ground by using social media in new ways. Now it's de rigueur in any election. JPMorgan predicts that 2011 mobile advertising spending will increase to $1.2 billion, or about double 2010 spending.

Perry is no stranger to social media, having used it heavily in his 2010 re-election bid for governor. But his late entry in the race for the Republican presidential nomination has him playing catch-up to most other candidates.

Rival Mitt Romney's Facebook following is nine times larger than Perry's. Perry also lags Republican candidates Michele Bachmann, Newt Gingrich and Ron Paul on Facebook and Twitter. Obama tops them all, with more than 24 million Facebook likes and more than 11.5 million Twitter fans.

Perry keeps a personal Twitter account and a governor Twitter account, and his campaign keeps at least two other Twitter accounts. He also has at least three Facebook accounts.


CALYP

Kye R. Lee/Staff Photographer

Andrew Levi, founder and CEO of Blue Calypso, is helping Rick Perry use social media to turn around his presidential bid.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®

Blue Calypso in the News!


How to
Ace Social Media
Inc.
THE WAY
I WORK
DAVID SACKS
OF YAMMER
INSIDE THE MIND OF A
RUNAWAY CEO
AND THE
ADVENTURES
OF THE STAFF
HE LEFT
BEHIND
PAGE 50
SOCIAL
MEDIA
BY THE
NUMBERS
Lessons from the
largest independent
ad agency in America


Referrals *Let's get personal*

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®

Inc.

Finding the Next Big Thing at SXSW

SXSW Interactive served as the launching point for Twitter and Foursquare. Here are three intriguing start-ups vying to make their mark in Austin this year.

By Issie Lapowsky | Mar 1, 2011



Social Networking: At the South by Southwest festival, start-ups often try out their ideas on concert audiences.

Enlarge


SxSW
at a Glance

Today's Editor's Picks

When Daily Deals Actually Work

Will Your Start-up Ruin Your Family?

8 Tacky Business Moves to Avoid

$250 Million in Extreme Fans

Nice Girls Brag: Here's How

This is a big year for South by Southwest. On March 11, the Austin music and media festival and trade show celebrates its 25th anniversary. Since Roland Swenson founded the festival in 1987, it has launched the careers of promising young musicians and, more recently, more than a few up-and-coming businesses. In 2009, Foursquare publicly launched there, kicking off the geolocation craze. Two years earlier, Twitter, a virtual unknown at the time, caught fire at the festival. So, what's next? We scoured the list of attendees and found plenty of promise. This year's crop may not include the next Twitter, but you never know. Here are four especially intriguing app-based businesses:

iTourU

A free smartphone travel app, iTourU allows anyone to record audio tours, tag routes and landmarks on a map, add text and photos, and share it all with anyone else who is using the app. Founded by Andrew Dever, a native of Canberra, Australia, the service also lets travelers vote on their favorite tours and get recommendations from friends. More than 60 free tours in Australia, India, and North and South America are available on iTourU, and Dever hopes to open an iTourU marketplace as part of the app. In the marketplace, established travel guide publishers and tourist attractions will sell audio tours and give iTourU a cut of the sales. One hurdle for consumers: the cost of data roaming while abroad.

Blue Calypso

Companies are constantly looking for ways to promote their brands through their customers' social networks. Dallas-based Blue Calypso will work with them to build ad campaigns that consumers will tell their friends about in return for rewards. It works like this: Users who download the free app, called Calyp, see a list of campaigns tailored to their interests. Music fans, for instance, might see campaigns advertising tickets to upcoming rock concerts. Consumers can spread the campaign through Facebook posts or Twitter feeds or by text message—and when they do so, they earn cash on a Blue Calypso prepaid debit card. Since the company, founded by Andrew Levi, launched a beta version last November, users have made an average of $75 a month. (The company limits users' promotions to four a day in an attempt to control spamming.) The campaigns cost advertisers a minimum of $500, depending on how long they run and how many consumers they reach.

LifeKraze

With this social networking website and mobile app, users post tweetlike updates about their activities. These could include competing in a triathlon or learning how to play the violin. Friends and followers then award users points. The more impressed the friends and followers are, the more points they can award, up to 50 each. Once users have a certain number of points, they are eligible for prizes, including bumper stickers and sporting equipment. LifeKraze is ad supported and free for users, who receive additional points when they view ads. The company, based in Chattanooga and founded by Ben Wagner, David Nielson, and Michael Brooks Jr., is in partnership talks with Nike and Coke.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Contact Us:

Web: www.bluecalypso.com (For Corporate, Advertisers & Investors)

www.calyp.com (For Endorsers)

Email: sales@bluecalypso.com

Facebook Page: www.facebook.com/bluecalypso

Twitter Page: www.twitter.com/bluecalypso

Twitter Handle: @bluecalypso

LinkedIn Page: www.linkedin.com/company/blue-calypso

Phone: (972) 695-4776

Snail Mail: 19111 Dallas Pkwy Suite 200

Dallas, TX 75287

Public Stock Symbol: BCYP.OB

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Additional Disclosures

The financial information set forth herein and in certain materials attached hereto contain projected results of operations and other financial matters (the "Financial Projection") of the Operating Company and the Partnership. The Financial Projection, including its underlying assumptions and rationale, was prepared by the Operating Company and certain affiliates of the Operating Company and has not been reviewed by an independent accounting firm or other independent third party.

The financial scenarios presented therein are for illustrative purposes only. The Financial Projection is based upon certain assumptions concerning the potential ranges of utilization of the Operating Company and the revenues, expenses and cash flow resulting therefrom. However, such assumptions are based upon facts and events over which the Operating Company and the Partnership will have no control, including, but not limited to, utilization and revenue mix (which are unsupported by any independent market surveys or demand or use-rate studies), the availability of additional funding, continuation of certain provisions and interpretations of Medicaid, Medicare and Federal income tax or other laws and the assumption that there will be no unforeseen increases in operating expenses.

Moreover, the Financial Projection is not based upon and does not take into consideration in any manner whatsoever the effects of current or future Federal income tax laws on the Partnership or the Partners thereof. The assumptions upon which the Financial Projection is based are only estimates, and there can be no assurance that such assumptions are or will be accurate, complete or correct, nor can they be relied upon as reflecting what the revenues, expenses and cash flow actually will be.

To the extent that actual operating results do not correspond to the assumptions upon which the Financial Projection is based, the benefits to the Limited Partners may be adversely affected and the variations could be material. The assumptions upon which the Financial Projection is based should be carefully reviewed by each prospective investor and his, her or its financial advisor.

Additional Disclosures

- NO REPRESENTATION IS MADE THAT ANY INVESTOR IN THE PARTNERSHIP WILL OR IS LIKELY TO ACHIEVE RESULTS COMPRABLE TO THOSE SHOWN OR WILL MAKE ANY PROFIT AT ALL OR WILL BE ABLE TO AVOID INCURING SUBSTANTIAL LOSSES.
- While every effort has been made to provide data from sources considered to be reliable, no guarantee of accuracy is given.
- WFG Investments is not affiliated with Fox Rothschild or Blue Calypso, Inc. The contents herein are subject to change without prior notice.
- Historical data are presented for informational purposes only.
- Investment programs described herein contain significant risks.
- This presentation is provided for information purposes only and is subject to, and qualified fully by the fund's Confidential Private Placement Memorandum (PPM) and related documents.
- There is no secondary market nor is one expected to develop for investments in the fund.
- There may be restrictions on transferring fund investments.
- The presentation may not be reproduced and/or transmitted electronically without the expressed written permission of the WFG Investments, Inc.
- Past performance is not necessarily an indicator of future results.
- Any information provided is for informational purposes only and does not constitute a recommendation.
- This educational presentation is designed to be used with Accredited Investors Only.
- This is neither an offer to purchase nor a solicitation of an offer to sell.
- Any offer is made solely to Accredited Investors by a Private Placement Offering Memorandum and should be carefully read prior to any decision to invest.

WHEN FRIENDS TALK **FRIENDS LISTEN**®

BLUECALYPSO®